SWISHER HYGIENE Company Overview JANUARY 2011 13 th ANNUAL ICR XCHANGE Exhibit 99.1

Forward-Looking Information
The presentation and financial information included in this presentation contain forecasts, projections and other forward-looking information regarding Swisher Hygiene, its business and prospects.  This forward-looking information is based on management assumptions and expectations, and are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements. A description of these factors can be found in our Registration Statement on Form 10, as amended to date, and our other filings with the Securities and Exchange Commission ("SEC") available at www.sec.gov.  Swisher Hygiene undertakes no obligation to publicly revise these forward-looking statements.

– Swisher Hygiene provides cleaning and sanitizing products and services to commercial customers in North America and ten international markets
– Our solutions are designed to promote superior cleanliness and sanitation
– Our goal is to enhance safety, satisfaction and well-being of employees and patrons

Who We Are
Focus on Hygiene

SWISHER HYGIENE

SWISHER
GLASS & HARD SURFACE CLEANER
SWISHER Select
Professional Strength • Ready-to-Use
Multi-surface Cleaner
Wipe Dry for a Streak-free Shine
CAUTION
KEEP OUT OF REACH OF CHILDREN

Corporate Strengths
Distinct Business Advantages Drive Success
Attractive Business Model
– Solutions provider with full range of products and services
– Recurring revenue business
– Product line provides points of competitive differentiation
– Nation-wide service capability
– Low cost provider
– Gross margins and route margins that are attractive
Established Brand Identity
– Widely recognized as “hygiene experts”
– Providing regular, ongoing service to more than 35,000
customers
– Operating for more than 25 years

Industry Itself is Widely Followed
– Large, attractive, addressable market
– Publicly traded competitors enjoy significant valuation multiples
– Established patterns of consistent revenue and earnings growth
– Industry economics generate significant earnings and cash flow
Business is Scalable
–National platform allows growth through corporate accounts and large distributors
–Heavy investment and integration cost to build national platform is substantially behind us
–Significant excess route capacity
–Corporate overhead is highly leverageable and scalable
–Large number of tuck-in acquisitions available at reasonable EBITDA multiples

Corporate Strengths
Distinct Industry Characteristics Drive Success

SWISHER
SWISHER HYGIENE

BLOCKBUSTER

WM
WASTE MANAGEMENT

REPUBLIC
SERVICES

AutoNation

H. Wayne Huizenga – Chairman
Legendary entrepreneur, builder of four Fortune 500 companies:
– Waste Management – AutoNation
– Blockbuster Entertainment Group – Republic Services
Steve Berrard – CEO
–Co-CEO of AutoNation
–President and CEO of Blockbuster Entertainment Group
Thomas Byrne – COO
–Vice-chairman of Blockbuster Entertainment Group
–Director of several leading consumer and business service firms
Thomas Aucamp – EVP
–Vice president of corporate development and strategic planning for Blockbuster
Entertainment Group
Jeffrey Rhodes – SVP of Operations
– Vice president of distributor sales and corporate accounts for JohnsonDiversey
Supported by a management, operations and sales organization with managers and staff from leading national and regional chemical and facility service providers

Corporate Strengths
Management Experiences Drive Success

Investment and Emergence 2004 - 2011 7

SWISHER
SWISHER HYGIENE

- 20+ year history as industry leader in restroom service
- Significant branch autonomy
- Inconsistent service and product offering
- Primarily "nice-to-have" services
- Unrealized platform for other products and services
- Hygiene brand to build upon
- Rudimentary route delivery system

Swisher in 2004 Hygiene Services Franchisor Franchised System • 93 domestic franchisees • No company-owned locations • Regional coverage 8 Franchise Company-Owned No Service No Service

LEGACY SWISHER BUSINESS
Restroom Services
Hygiene Expertise
Soap and Paper Products
National Infrastructure
2005 – 2009
Building a Unique Business Model
FACILITY SERVICE
Front-of-House Services
Rental Products
Route Model
CHEMICAL COMPANIES
Back-of-House Services
Chemical Expertise
Distributor Partnerships

Expanded
Paper
Options
Soap
Conversion
& Dust
Control
Chemical
Launch
Laundry
Launch &
Chemical
Expansion
Chemical  Expansion
with Corporate Account
Emphasis
2005 2006 2007 2008 2009/10
Five primary changes:
•Repurchased 90% of domestic franchisees
•Replaced all management systems
•Added vans and upgraded facilities
•Added industry experience
•Expanded product line to front-of-house and back-of-house
2005 – 2009
Building the Infrastructure

2010
Going Public
• Announced CoolBrands International merger in August 2010, a TSX-listed company
- Provided the company with US$60 million in cash
- Enabled Swisher to enter the public market
- Transaction closed November 2010
• Filed Form 10 and Form S-1 with SEC to become a U.S. reporting company
- Intent is to list shares on a U.S. exchange
• Began making strategic acquisitions in key markets:
- Toronto - Florida
- Calgary - Pacific Northwest
- Edmonton - Great Plains
- Vancouver
• Expanded distributor relationships with strategic partnerships
- Cheney Brothers, 11 largest US foodservice distributor

th

SWISHER HYGIENE

- The only hygiene partner businesses need
- 1.6 million potential customer visits
- Scalable national infrastructure
- Consistent brand and operations
- "Need-to-have" products and services
- Recurring revenue
- Over $120 million of system-wide revenue

Swisher in 2011
Full Service Solutions Provider
Company System
– 68 company branches
– 11 franchisees
– Weekly service coverage to
90% of US population
– Licensees in 10 countries

Franchise Company-Owned No Service No Service

Today and Tomorrow Swisher’s Corporate Position Now and Moving Forward 13

Average savings of 20%  Ongoing expert service  Flexible scheduling   Multiple delivery options      Extensive training
Chemical Program
Full Product Range with Frequent Service
Warewashing
•Detergents, sanitizers
and related chemicals
•Formulations for
automatic and manual
systems
•Machines available
for purchase, rental or
lease
Cleaning
Chemicals
•Full selection
•Value-priced
•Highly efficient
•Available as ready-to-
use and as
concentrates
Hand Care
•Offering Purell®
and
custom branded
formulations
•Products available for
foodservice environments
and general surface use
•Personal protection
products available
Laundry
•Detergents, softeners
and related products
•Formulations for
commercial and
residential-style
machines
Specialty
•Broad range of
products
•Formulations for
specific use in
industrial, automotive,
healthcare, institutional
and other settings

Facility Service Program
Focused on Rental and Service
Germicide Mist
& Odor Control
•Powerful odor control
systems
•Full-facility misting of
all surfaces
•Use of proven
disinfectant
•Kill wide range of
contamination
Hygiene
Service
•Highly trained
technicians
•Proprietary techniques
•Weekly service
•Personal attention
Paper
Products
•Premium and
economy products
•Hand towels
•Toilet tissue
•Wipers
•Attractive, rugged
dispensers
Power Washing
•High power sanitizing
•Floor-to-ceiling
treatment
•Address key touch
points
•Restore facilities to
outstanding condition
Mat, Mop and
Towel Service
•Carpet, scraper and
logo mats
•Mops and frames
•Bar towels, aprons and
related products
•Guaranteed service
and outstanding pricing

Weekly expert service  Customized fulfillment  First-quality products  Low, consistent pricing

SWISHER HYGIENE

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Our Differentiation
Comprehensive Range of Products

Restroom Hygiene Service
Germicidal Misting
Power Washing
Paper Program
Hand Care Program
Dust Control Programs
Bar Towels & Aprons
Cleaning Chemicals
Warewashing Program
Laundry Program
Green Soap, Paper & Chemicals
Specialty Chemicals
Product/Service Uniform Co. Chemical Co.
Swisher

SWISHER HYGIENE

Hospitality & Cruise
Retail, Grocery & Convenience Stores
Healthcare
Facilities & Industrial
Education
Foodservice

Customer Mix Broad Range of Industries 17

Customer Examples
What Full Service Means
Major Cruise Line
Regional Foodservice
Chain
Weekly service to growing
regional restaurant chain
– Foodservice chemicals
– Cleaning chemicals
– Dish machines
– Water filtration
– Hand care
– Hygiene and power-washing svc.
Weekly service to major cruise
line with ships across the globe
– Foodservice chemicals
– Housekeeping chemicals
– Laundry chemicals
– Chemical and soap dispensing
equipment
– Water filtration

Significant Potential The Right Market, Model and Method for Success 19

SWISHER HYGIENE

Dust Control & Linen $4.3
Paper & Plastic $7.9
Food Safety $2.8
Other Facility Service Products $1.5
Restroom Hygiene $2.4
Cleaning Chemicals $17.9
Retail $6.8
Leading Company* $2.6
3 National Mfgs.* $2.8
Other Dist. $0.8
Local & Regional Companies $4.9

Market Size
Large Addressable Market
Current Addressable U.S. &
Canadian Market - $36.8 Billion
Commercial Cleaning
Chemical Market – $17.9 Billion
Fragmented market with 2/3 split among retailers
and small independent chemical companies 20
* Primarily through 3rd party distributors

Market Drivers
Long-term Market Growth
HYGIENE
FOOD SAFETY ECONOMICS
•
Greater public
awareness
•
Media attention
•
Internet increases
immediacy
•
Increased legislation
•
Frequent outbreaks
•
Susceptible food
supply
•
Increased liability
•
Stricter food and
health codes
•
Broad economic
pressures
•
Ongoing cost
containment
•
Recession
•
Sustainability

Nine Months 2010 vs. 2009
Returning to Revenue Growth, Investing
for Future Profits
US$ in millions Nine months
ended Sept.
30, 2010
Nine months
ended Sept.
30, 2009 % change
Revenue 46.0 $              41.7 $              10%
Cost of Sales 16.9                 16.3                 4%
  Gross Margin 29.1                 25.4                 15%
Route Expenses 9.9                    9.2                    8%
  Route Margin 19.2                 16.2                 19%
SG&A 20.9                 17.1                 22%
Depr.& Amort. 3.4                    3.7                    -8%
  Operating Loss (5.1) $              (4.6) $              NM
  (excl. merger-related exp.)
EBITDA (1.7) $              (0.9) $              NM

Growth Potential
Strategies for Consistent Growth

FIELD SALES
•Direct and with distribution
partners
•Partnership with Bunzl USA,
$8 billion re-distributor
•Targeted to leverage excess
local route capacity
CORPORATE ACCOUNTS
•Dedicated team with prior
industry experience
•Significant pipeline of multi-
unit prospects and tests
•Drives national and regional
volume
CURRENT CUSTOMERS
•Opportunity to triple revenue
per customer
•Drives revenue per route
ACQUISITIONS
•Highly fragmented market
with hundreds of
opportunities
•Reasonable acquisition
multiples
•Synergies in purchasing,
routing and office expenses

Growth Strategy In International Markets 24 Significant opportunity also exists for growth in worldwide markets

Summary
Strong Foundation for Success
– Attractive business model
– Sustainable competitive difference
– Not dependent on a single product line
– Fixed costs already in place
– Widely followed industry
– Established brand
– Large growing market which allows for:
– Significant revenue and earnings growth
– Considerable number of tuck-in acquisitions
– Continual leverage of existing infrastructure
increases margins
– Target route margins above 45%
– Target EBITDA margins of 15%
– Proven management team